AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL  20, 1998


                                                      REGISTRATION NO. 333-47703
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 1

                                       to

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                BETZDEARBORN INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Pennsylvania                                  23-1503731
   ---------------------------------                   -------------------
     (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                   Identification No.)



                               4636 Somerton Road
                        Trevose, Pennsylvania 19053-6783
                                 (215) 355-3300
    ------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              ---------------------

                            Linda R. Hansen, Esquire
                  Vice President, Secretary and General Counsel
                                BetzDearborn Inc.
                               4636 Somerton Road
                        Trevose, Pennsylvania 19053-6783
                                 (215) 355-3300
 ------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              ---------------------

                  Please send copies of all communications to:

George L. James III                       Robert M. Jones, Jr., Esq.
Senior Vice President and                 Drinker Biddle & Reath LLP
  Chief Financial Officer                 Philadelphia National Bank Building
BetzDearborn Inc.                         1345 Chestnut Street
4636 Somerton Road                        Philadelphia, Pennsylvania 19107-3496
Trevose, Pennsylvania 19053-6783

                              ---------------------

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

     The following table sets forth the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities being registered. Except for the Securities and Exchange Commission filing fee, all amounts shown are estimates:


Registration Fee...................................................... $118,000
Rating Agency Fees....................................................  300,000
Accounting Fees and Expenses..........................................  150,000
Legal Fees and Expenses...............................................  175,000
Blue Sky Fees and Expenses (including legal fees).....................    1,000
Printing and Engraving Expenses.......................................   44,300
Fees and Expenses of Trustees.........................................   15,000
NYSE Listing Fee......................................................       --
Transfer Agent and Registrar..........................................       --
Miscellaneous.........................................................       --
                                                                       --------
     Total............................................................ $803,300
                                                                       ========

Item 16. Exhibits

     The following Exhibits are filed as part of this Registration Statement:

Number                            Exhibit
------                            -------


1.1      Form of Debt Security Underwriting Agreement*
1.2      Form of Equity Underwriting Agreement*
1.3      Form of Distribution Agreement*
3.1      Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Report on Form 10-K for the fiscal year ended December 31, 1988) (SEC File No. 0-2085)
3.3      Bylaws of the Company (incorporated herein by reference to Exhibit 3 to the Company's Report on Form 10-K for the fiscal year ended
           December 31, 1988) (SEC File No. 0-2085)
4.1      Statement Affecting Class or Series of Shares of the Company, dated
           June 19, 1989**
4.2      Specimen of Common Stock Certificate (incorporated herein by reference to Item 2 of the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 23, 1992) (SEC File No. 1-11558)
4.3      Form of Preferred Stock Certificate*
4.4      Form of Indenture between the Company and The Bank of New York, as Trustee**
4.5      Form of Debt Securities*
4.6      Form of Warrants*
4.7      Form of Warrant Agreement*
4.8      Form of Deposit Agreement*
4.9      Form of Depositary Receipt*
4.10     Rights Agreement, dated as of January 1, 1992, between the Company and
           American Stock Transfer and Trust Company (incorporated herein by reference to Exhibit 1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15,
           1988) (SEC File No. 0-2085)
4.11     Rights Agreement, dated as of February 11, 1998, between the Company and American Stock Transfer and Trust Company (incorporated herein by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997)
5        Opinion of Drinker Biddle & Reath LLP as to legality of the Securities
12       Statement re: Computation of Ratios of Earnings to Fixed Charges and
           Earnings to Combined Fixed Charges and Preferred Stock Dividends**
23.1     Consent of Ernst & Young LLP**
23.3     Consent of Drinker Biddle & Reath LLP (contained in their opinion filed as Exhibit 5)
24       Powers of attorney***
25       Form T-1 Statement of Eligibility of The Bank of New York, as Trustee
           under the Indenture**


----------------------

* The form or forms of Debt Security Underwriting Agreement, Equity Underwriting Agreement, Distribution Agreement, Preferred Stock Certificate, Debt Securities, Warrant, Warrant Agreement, Deposit Agreement and Depositary Receipts with respect to each particular offering of Debt Securities, Common Stock, Preferred Stock, Warrants or Depositary Receipts, as applicable, will be filed as an exhibit to a Report on Form 8-K and incorporated herein by reference.


**       Previously filed as an exhibit to this Registration Statement.

***      Appear on signature page of Registration Statement as originally filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trevose, Commonwealth of Pennsylvania, on the 17th day of April, 1998.


                                         BETZDEARBORN INC.


                                         By: /s/ William R. Cook
                                             -------------------------------
                                             William R. Cook
                                             Chairman, President and
                                             Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 17th day of April, 1998.


Signature                                Title
---------                                -----

/s/ William R. Cook                      Chairman, President and Chief Executive
-----------------------------            Officer (Principal Executive Officer) and Director
    William R. Cook


/s/ George L. James III                  Senior Vice President and Chief Financial Officer
-----------------------------            (Principal Financial and Accounting Officer)
    George L. James III



     This Post-Effective Amendment Number 1 to the Registration Statement has also been signed by George L. James III, Attorney-In-Fact, on behalf of the following Directors on the 17th day of April, 1998:


         John W. Boyer, Jr.
         Patrick F. Brennan
         Carolyn S. Burger
         John G. Drosdick
         Alan R. Hirsig
         John F. McCaughan
         John Quarles
         John A. H. Shober
         Geoffrey Stengel, Jr.
         Robert L. Yohe


         By: /s/ George L. James III
             -------------------------------------
             George L. James III, Attorney-In-Fact

                                  EXHIBIT INDEX

Number                           Exhibit
------                           -------


1.1      Form of Debt Security Underwriting Agreement*
1.2      Form of Equity Underwriting Agreement*
1.3      Form of Distribution Agreement*
3.1      Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3 to the Company's Report on Form 10-K for the fiscal year ended December 31, 1988)
           (SEC File No. 0-2085)
3.3      Bylaws of the Company (incorporated herein by reference to Exhibit 3 to the Company's Report on Form 10-K for the fiscal year ended
           December 31, 1988)
           (SEC File No. 0-2085)
4.1      Statement Affecting Class or Series of Shares of the Company, dated
           June 19, 1989**
4.2      Specimen of Common Stock Certificate (incorporated herein by reference to Item 2 of the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on November 23, 1992) (SEC File No. 1-11558)
4.3      Form of Preferred Stock Certificate*
4.4      Form of Indenture between the Company and The Bank of New York, as
           Trustee**
4.5      Form of Debt Securities*
4.6      Form of Warrants*
4.7      Form of Warrant Agreement*
4.8      Form of Deposit Agreement*
4.9      Form of Depositary Receipt*
4.10     Rights Agreement, dated as of January 1, 1992, between the Company and
           American Stock Transfer and Trust Company (incorporated herein by reference to Exhibit 1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15,
           1988) (SEC File No. 0-2085)
4.11     Rights Agreement, dated as of February 11, 1998, between the Company and American Stock Transfer and Trust Company (incorporated herein by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997)
5        Opinion of Drinker Biddle & Reath LLP as to legality of the Securities
12       Statement re: Computation of Ratios of Earnings to Fixed Charges and
           Earnings to Combined Fixed Charges and Preferred Stock Dividends**
23.1     Consent of Ernst & Young LLP**
23.3     Consent of Drinker Biddle & Reath LLP (contained in their opinion filed as Exhibit 5)
24       Powers of attorney***
25       Form T-1 Statement of Eligibility of The Bank of New York, as Trustee
           under the Indenture**


----------------------
* The form or forms of Debt Security Underwriting Agreement, Equity Underwriting Agreement, Distribution Agreement, Preferred Stock Certificate, Debt Securities, Warrant, Warrant Agreement, Deposit Agreement and Depositary Receipts with respect to each particular offering of Debt Securities, Common Stock, Preferred Stock, Warrants or Depositary Receipts, as applicable, will be filed as an exhibit to a Report on Form 8-K and incorporated herein by reference.


**       Previously filed as an exhibit to this Registration Statement.

***      Appear on signature page of Registration Statement as originally filed.



                                      II-5